UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-KA
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 31, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Sale and Purchase Agreement to Acquire Lifestyle Magazines Publishing Pte. Ltd
     On March 31, 2006, pursuant to a Sale and Purchase Agreement dated February 14, 2006 (the “Lifestyle Purchase Agreement”) by and between Sun New Media, Inc. (the “Company”) and United Home Limited (“United Home”), the Company acquired a 100% controlling interest in Lifestyle Magazines Publishing Pte. Ltd (“Lifestyle Magazine”).
     SNMI acquired 100% of Lifestyle Magazine’s outstanding shares for HK$29,000,000 (about US$3.74 million) and satisfied the payment through the issuance of 978,406 shares of the Company’s common stock.
     Incorporated in Singapore, Lifestyle Magazine is one of Southeast Asia’s leading publishers of lifestyle and special interest magazines. It brings to the Company six popular magazine titles: New Man, Home Concepts, Space, Today’s Parents, Se Xiang Wei, and Pregnancy Guide.
     The Lifestyle Purchase Agreement is attached hereto as Exhibit 2.1.
Sale and Purchase Agreement to Acquire China Sport Television Production Ltd
     On March 31, 2006, pursuant to a Sale and Purchase Agreement dated February 13, 2006 (the “CSTV Purchase Agreement”) by and between Sun New Media, Inc. (the “Company”) and China Entertainment Sport Ltd, the Company acquired a 100% controlling interest in China Sport TV Productions Ltd (“CSTV”).
     SNMI acquired 100% of the outstanding capital stock of CSTV in exchange for the issuance of 460,526 shares of the Company’s common stock.
     CSTV is incorporated in the British Virgin Islands and is engaged in the business of sports television production and broadcasting in China.
     The CSTV Purchase Agreement is attached hereto as Exhibit 2.2.
Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     In connection with the transaction contemplated by the Lifestyle Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 31, 2006, the Company shall issue to United Home an aggregate of 978,406 shares of its common stock at US$3.80 per share in connection with the acquisition of Lifestyle Magazine.
     In connection with the transaction contemplated by the CSTV Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 31, 2006, the Company shall issue to China Entertainment Sport Ltd 460, 526 shares of its common stock at US$3.80 per share in connection with the acquisition of CSTV.
     All of the foregoing issuances were made by the Registrant pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
(i) CSTV
The Financial Statements of CSTV will not be submitted in this 8K/A because the related acquisition is not deemed a “significant acquisition”. It is not deemed a significant for the following reasons:
(1)	Sun New Media’s share of the total assets of CSTV divided by Sun New Media ‘s total assets (consolidated with CSTV) as of March 31, 2006 was less than 20%;

(2)	Sun New Media’s share of the income from continuing operations from CSTV divided by Sun New Media’s income from continuing operations (consolidated with CSTV) for the year ended March 31, 2006 was less than 20%;
(ii) Lifestyle Magazine
Lifestyle Magazine’s financial year-end is December 31st.
Lifestyle Magazine’s audited financial statements for the financial years ended December 31, 2004 and December 31, 2005 immediately follow:
Lifestyle Magazines Publishing Pte. Ltd.
Financial Statements

Lifestyle Magazines Publishing Pte. Ltd.
Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Lifestyle Magazines Publishing Pte. Ltd.
We have audited the accompanying balance sheets of Lifestyle Magazines Publishing Pte. Ltd. as of December 31, 2004 and 2005 and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lifestyle Magazines Publishing Pte. Ltd. as of December 31, 2004 and 2005 and the results of its operations and its cash flows for each of the two years ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
PKF
Certified Public Accountants
Hong Kong
July 3, 2006

Lifestyle Magazines Publishing Pte. Ltd.
Balance Sheets

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$
ASSETS
Current assets
Cash and cash equivalents	10,608	78,970
Accounts receivable (net of allowance of doubtful debts of US$70,968 in 2005 and US$41,657 in 2004) (Note 5)	590,276	738,615
Other receivable and prepayments	74,585	152,778
Work-in-progress	96,188	84,589

Total current assets	771,657	1,054,952

Equipment (Note 3)	13,550	26,732

Total assets	785,207	1,081,684

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	489,792	395,561
Other payable and accruals	197,396	282,128
Deferred subscription revenue	67,514	67,507
Factoring loans (Note 5)	203,213	343,651

Total liabilities	957,915	1,088,847

Stockholder’s equity (deficit)
Common stock : US$0.612 par value — 6,000,000 shares authorized — 2,152,000 shares issued and outstanding	1,317,013	1,317,013
Accumulated other comprehensive income	125	—
Accumulated deficit	(1,489,846)	(1,324,176)

Total stockholders’ equity (deficit)	(172,708)	(7,163)

Total liabilities and stockholders’ equity (deficit)	785,207	1,081,684

The accompanying notes are an integral part of these financial statements.

Lifestyle Magazines Publishing Pte. Ltd.
Statements of Operations

	Year ended December 31,	Year ended December 31,
	2005	2004
	US$	US$
Revenue (Note 2)	1,578,915	2,460,168

Other income	10,561	48,163

Expenses
Printing direct costs	473,088	782,777
Staff costs	573,446	879,569
Depreciation	12,716	29,865
Management fee	—	58,502
Interest expenses	27,211	26,786
Other operating expenses	668,685	1,250,235

	1,755,146	3,027,734

Loss before income tax	(165,670)	(519,403)
Income tax (Note 4)	—	—

Net loss	(165,670)	(519,403)

Net loss per share — Basic and diluted (Note 6)	(0.08)	(0.24)

The accompanying notes are an integral part of these financial statements.

Lifestyle Magazines Publishing Pte. Ltd.
Statements of Stockholders’ Equity (Deficit)

	Common stock		Accumulated
			other
	No. of		comprehensive	Accumulated
	shares	Amount	income	deficit	Total
		US$	US$	US$	US$
Balance, January 1, 2004	2,152,000	1,317,013	—	(804,773)	512,240
Net loss	—	—	—	(519,403)	(519,403)

Balance, December 31, 2004	2,152,000	1,317,013	—	(1,324,176)	(7,163)
Foreign currency translation adjustments	—	—	125	—	125
Net loss	—	—	—	(165,670)	(165,670)

					(165,545)

Balance, December 31, 2005	2,152,000	1,317,013	125	(1,489,846)	(172,708)

The accompanying notes are an integral part of these financial statements.

Lifestyle Magazines Publishing Pte. Ltd.
Statements of Cash Flows

	Year ended	Year ended
	December 31,	December 31,
	2005	2004
	US$	US$
Cash flows from operating activities
Net loss	(165,670)	(519,403)
Adjustments to reconcile net loss to net cash provided by/ (used in) operating activities
Depreciation	12,716	29,865
Gain on disposal of equipment	(6,675)	—
Provision of doubtful accounts	30,055	52,040
Changes in assets and liabilities
Accounts receivable	105,446	(187,716)
Other receivable and prepayments	75,538	201,874
Work-in-progress	(13,069)	87,622
Amounts due from former related companies	—	413,122
Accounts payable	101,106	(174,230)
Other payable and accruals	(79,550)	(99,974)
Amount due to former holding company	—	(18,600)
Amount due to former related companies	—	(68,946)
Deferred subscription revenue	1,180	(50,213)

Net cash provided by / (used in) operating activities	61,077	(334,559)

Cash flows from investing activities
Acquisition of equipment	—	(24,110)
Proceeds from disposal of equipment	6,675	—

Net cash provided by / (used in) investing activities	6,675	(24,110)

Cash flows from financing activities
New factoring loans	—	343,651
Repayment of factoring loans	(134,465)	0
Repayment of capital lease obligations	—	(2,881)

Net cash (used in)/ provided by financing activities	(134,465)	340,770

Effect of foreign currency translation on cash and cash equivalents	(1,649)	—

Net decrease in cash and cash equivalents	(68,362)	(17,899)
Cash and cash equivalents, beginning of the year	78,970	96,869

Cash and cash equivalents, end of the year	10,608	78,970

Supplemental cash flow information
— Interest paid	27,211	26,786
— Income taxes	—	—

The accompanying notes are an integral part of these consolidated financial statements.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
1.	ORGANIZATION AND NATURE OF BUSINESS

Lifestyle Magazines Publishing Pte. Ltd. (formerly known as Panpac Lifestyle Magazines Pte Ltd. and referred to as the “Company” thereafter) was incorporated in Singapore on December 3, 1993 as a limited liability company. The Company has an authorized share capital of Singapore Dollars (“SGD”) 6,000,000 consisting of common stock of 6,000,000 shares with par value of SGD1 each. The paid-up capital is SGD2,152,000 consisting of common stock of 2,152,000 shares with par value of SGD1 each.

The Company is principally engaged in the publishing and sale of magazines and periodicals. There have been no significant changes in the nature of these activities during the reporting periods.

On December 31, 2004, the Company’s formerly holding company, Sun Business Network Ltd. (formerly known as Panpac Media Group Limited), a company incorporated in Singapore, disposed of its entire interest in the Company to Sky Win Advertising Group Limited, a company incorporated in British Virgin Islands.

Thereafter, the Company became a wholly-owned subsidiary of Sky Win Advertising Group Limited, which was its ultimate holding company as of December 31, 2004 and 2005 respectively.

2.	BASIS OF PRESENTATION

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

A summary of the Company’s significant accounting policies is as follows:
(a)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and related disclosures. Although these estimates are based on management’s best knowledge of current events and action that the Company may take in the future, actual results could differ from these estimates.

(b)	Foreign currency translation

The Company uses SGD as its functional currency. Transactions denominated in currencies other than SGD are translated into SGD at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into SGD at rates of exchange prevailing at the balance sheet date. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income/loss for the respective period.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
2.	BASIS OF PRESENTATION (CONT’D)
(b)	Foreign currency translation (cont’d)

For financial reporting purposes, the financial statements of the Company which are prepared using its functional currency have been translated into United States dollars (“US$”). Assets and liabilities are translated at the exchange rates at the balance sheet dates, revenue and expenses are translated at the average exchange rates and stockholders’ equity (deficit) is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income/loss but are included in “Accumulated other comprehensive income/loss”, a component of stockholders’ equity (deficit). The exchange rates in effect as at December 31, 2005 and 2004 were SGD1 for US$1.664 and US$1.634 respectively. There is no significant fluctuation in exchange rate for the conversion of SGD to US$ after the balance sheet date.

(c)	Equipment

Equipment is stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Depreciation is computed on the straight-line basis over the following estimated useful lives:

Years
Computers	3
Office equipment	5
Furniture and fittings	5
Renovations	5
Motor vehicles	5
(d)	Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets. During the reporting periods, the Company has not identified any indicators that would require testing for impairment.

(e)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and cash equivalents and accounts receivable. As of December 31, 2004 and 2005, substantially all of the Company’s cash and cash equivalents were held by major banks located in Singapore of which the Company’s management believes are of high credit quality. With respect to accounts receivable, the Company extends credit based on an evaluation of the customer’s financial condition and without requiring collateral. The Company conducts periodic reviews of its customers’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
2.	BASIS OF PRESENTATION (CONT’D)
(f)	Allowance of doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectibility of accounts receivable. A considerable amount of judgment is required in assessing the realization of these receivable, including the current creditworthiness of each customer and the related ageing analysis.

Based on the above assessment, during the reporting periods, the management established the specific provisioning policy, which is considered to be adequate, for the potentially uncollectible amounts as follows :-

Specific
provision
Age of debts	percentage

Over 6 months but within 1 year	50%
Over 1 year	100%
Bad debts are written off when identified. The Company extends unsecured credit to customers ranging from one to two months in the normal course of business. The Company does not accrue interest on accounts receivable.

(g)	Work-in-progress

Work-in-progress represents the costs incurred in the production of magazines that have not been launched at the end of financial year.

(h)	Cash and cash equivalents

Cash equivalents are highly liquid investments and have maturities of three months or less at the date of purchase. As of December 31, 2004 and 2005, the cash and cash equivalents were denominated in SGD and are freely convertible into foreign currencies.

(i)	Financial instruments

The carrying amounts of the Company’s financial instruments including cash and cash equivalents, accounts receivable and payable, and other receivable and payable approximate their fair values due to the short-term maturity of the instruments. The carrying values of factoring loans approximate their fair values because the applicable interest rates approximate current market rates.

It is the management’s opinion that the company is not exposed to significant interest, price, credit or foreign currency risks arising from these financial instruments.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
2.	BASIS OF PRESENTATION (CONT’D)
(j)	Income taxes

The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes”. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or if the future deductibility is uncertain.

(k)	Revenue recognition

Income from circulation of magazines and periodicals is recognized upon delivery of goods and acceptance by the customers.

Income from advertisements is recognized on the date of publication. Subscription income is amortized on a straight-line basis over the period of the subscription.

(l)	New accounting pronouncements

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), which revises SFAS No. 123, “Accounting for Stock Based Compensation”, and superceded APB 25. Among other items, SFAS 123R eliminates the use of APB 25 and the intrinsic value method of accounting, and requires companies to recognize in the financial statements the cost of employee services received in exchange for awards of equity instruments, based on the grant-date fair value of those awards. This cost is to be recognized over the period during which an employee is required to provide service in exchange for the award (typically the vesting period). SFAS 123R also requires that benefits associated with tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow as required under current literature.

SFAS 123R permits companies to adopt its requirement using either a “modified prospective” method, or a ‘“modified retrospective” method.

Under the “modified prospective” method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS 123R for all share-based awards granted or modified after that date, and based on the requirements of SFAS 123 for all unvested awards granted prior to the effective date of SFAS 123R. Under the “modified retrospective” method, the requirements are the same as under the “modified prospective” method, but this method also permits entities to restate financial statements of previous periods based on proforma disclosures made in accordance with SFAS 123.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
2.	BASIS OF PRESENTATION (CONT’D)
(l)	New accounting pronouncements (cont’d)

In May 2005, the FASB issued Statement No.154, “Accounting Changes and Error Corrections”. This Statement replaces APB Opinion No.20, “Accounting Changes”, and FASB Statement No.3, “Reporting Accounting Changes in Interim Financial Statements”, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rater than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.

In addition, this Statement requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change.

This Statement also requires that a change in depreciation, amortization, or depleting method for long-lived, nonfinancial assets be accounted for as a change in accounting estimate effected by a change in accounting principle.

In November 2005, the FASB issued FSP Nos. FAS 115-1 and 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments”. This FSP addresses the determination as to when an investment is considered impaired, whether the impairment is ‘other-than-temporary’, and the measurement of an impairment loss. The investment is impaired if the fair value is less than cost. The impairment is ‘other-than-temporary’ for equity securities and debt securities that can contractually be prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost. If ‘other-than-temporary’, an impairment loss shall be recognized in earnings equal to the difference between the investment’s cost and its fair value. The guidance in this FSP is effective in reporting periods beginning after December 15, 2005.

The Company does not anticipate the adoption of these standards will have a material impact on these consolidated financial statements.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
3.	EQUIPMENT, NET

Plant and equipment is summarized as follows:

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Computers	97,264	98,989
Office equipment	103,535	105,372
Furniture and fittings	10,458	10,643
Renovation	2,856	2,907
Motor vehicle	—	31,002

	214,113	248,913
Accumulated depreciation	(200,563)	(222,181)

Equipment, net	13,550	26,732

During the year ended December 31, 2005, equipment with zero carrying value was disposed of at a consideration of US$6,675, resulting in gain on disposal of same amount. There was no disposal of equipment in the year ended December 31, 2004.

4.	INCOME TAX

No provision for income tax is made as the Company had no assessable profits throughout the reporting periods.

A reconciliation of income tax at Singapore domestic statutory rate of 20% is as follows:

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Loss before income tax	(165,670)	(519,403)

Expected benefits at the applicable tax rates	(33,134)	(103,881)
Expenses not deductible for tax purposes	—	5,194
Valuation allowances	33,134	98,687

Income taxes	—	—

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
4.	INCOME TAX (CONT’D)

The components of deferred taxes at the balance sheet dates are:

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

Tax losses and capital allowances	682,823	649,689
Less : Valuation allowance	(682,823)	(649,689)

	—	—

At December 31, 2005 and 2004, the Company had tax losses and capital allowance amounting to US$3,414,115 and US$3,248,445 respectively. These losses can be used to offset against future taxable profits, subject to agreement with Income Tax Authorities and compliance with certain provisions of the Singapore Income Tax act.

5.	FACTORING LOANS

The factoring loans were obtained from a finance company under a factoring facility. Interest is charged at 1.5% per annum above the prevailing Singapore Inter-Bank offer rate for both reporting periods. These loans are secured by a guarantee given by Sun Business Network Ltd, a former holding company, and the floating charge over the Company’s accounts receivable of US$191,409 and US$320,874 as of December 31, 2005 and 2004 respectively. The Company did not pay any fee in consideration for Sun Business Network Ltd to provide the aforementioned guarantee.

6.	NET LOSS PER SHARE — BASIC AND DILUTED

The basic and diluted net loss per share is calculated using the net loss and the weighted average number of common stock outstanding during the reporting periods. The Company has no dilutive instruments and accordingly, the basic and diluted net loss per share are the same.

	Year ended		Year ended
	December 31,		December 31,
	2005		2004

Net loss	US$	(165,670)	US$	(519,403)

Weighted average number of common stock outstanding	2,152,000		2,152,000

Net loss per share — Basic and diluted	US$	(0.08)	US$	(0.24)

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
7.	ACCUMULATED OTHER COMPREHENSIVE INCOME

Foreign
currency
translation
adjustments
US$
Exchange differences arising from the translation of the Company’s financial statements	125

Balance, December 31, 2005	125

8.	PENSION PLANS

The Company has a defined contribution plan for all its qualified employees in Singapore. The only obligation of the Company with respect to the retirement scheme is to make the required contributions under the plan. No forfeited contribution is available to reduce the contribution payable in the future years. The contributions to the plans were charged to the statement of operations. The Company contributed US$65,027 and US$90,312 for the year ended December 31, 2005 and 2004 respectively.

9.	RELATED PARTY TRANSACTIONS

In addition to the transactions disclosed elsewhere in these financial statements, the Company had the following material transactions with its related parties during the year ended December 31, 2004 :-

US$

Amount due from former holding company included in accounts receivable	171,121
Amounts due from former fellow subsidiaries included in accounts receivable	4,314
Advertising, editorial origination and design income received from several former fellow subsidiaries	46,610
Circulation charge paid to a former fellow subsidiary	66,099
Management fee paid to a former holding company	58,502

The abovementioned former holding company and fellow subsidiaries referred to Sun Business Network Ltd. and its subsidiaries, of which Sun Business Network Ltd. disposed of its entire interest in the Company to another company on December 31, 2004. The above transactions were entered into in the normal course of business and on normal commercial terms.

The Company had no significant transactions with its related parties during the year ended December 31, 2005.

Lifestyle Magazines Publishing Pte. Ltd.
Notes to Financial Statements
10.	POST BALANCE SHEET EVENTS

Subsequent to the balance sheet date, the Company’s shareholder entered into an agreement with United Home Limited (“UHL”) to dispose of all its entire interest in the Company to UHL.

After that, UHL entered into an agreement with Sun New Media, Inc. (“SNMD”) to dispose of all its entire interest in the Company to SNMD. The transaction was completed on March 31, 2006.

(b)	Pro Forma Financial Statements

(i)	CSTV

For the reasons mentioned above in Item 9.01(a)(i), the Pro Forma Financial Statements of CSTV will not be submitted.

(ii)	Lifestyle Magazines

The acquisition of all the issued and outstanding shares of Lifestyle Magazines is described as a “purchase acquisition”.

The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only. The Pro Forma Consolidated Balance Sheet and Pro Forma Combined Statement of Operations are unaudited and are not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on March 31,, nor does it purport to present the operating results that would be achieved for future periods. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant’s latest Form 10-KSB filed on June 30, 2006.

The Unaudited Pro-Forma Consolidated Financial Statement reflect financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of Lifestyle Magazines in exchange for 978,406 shares of common stock of the Company.

The acquisition is to be recorded as a purchase acquisition. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Form 8-K.

Unaudited Pro Forma Consolidated Balance Sheet

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on March 31, 2006.

Unaudited Pro Forma Consolidated Statement of Operations

The Pro-Forma Combined Statement of Operations give effect to the above transaction as if it occurred on the earliest date of the period presented, i.e., June 6, 2005.

SUN NEW MEDIA INC
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006

		Lifestyle
	SNMD	Magazines
	(as at Mar 31,	(as at Dec 31,			Pro-forma
	2006)	2005)	Adjustments		Consolidated
	US$	US$	US$		US$
ASSETS
Current Assets
Cash and bank balances	1,373,715	10,608	—		1,384,323
Accounts receivable, net	415,735	590,276	—		1,006,011
Other receivable, deposits and prepayments	466,396	74,585	—		540,981
Inventories	85,346	96,188	—		181,534
Marketable securities	8,140,377	—	—		8,140,377
Amounts due from stockholders	292,106	—	—		292,106
Amounts due from related parties	892,699	—	—		892,699

Total current assets	11,666,374	771,657			12,438,031
Investment in associated company	24,987	—	—		24,987
Goodwill and intangible assets	61,794,537	—	2,562,308	(2)	64,356,845
Plant and equipment	2,205,536	13,550	—		2,219,086
Clearing broker deposit	36,980	—	—		36,980

Total Assets	75,728,414	785,207	2,562,308		79,075,929

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	987,238	489,792	—		1,477,030
Other payables and accruals	6,928,098	264,910	—		7,193,008
Amounts due to related parties	489,122	—	—		489,122
Factoring loan	233,043	203,213	—		436,256

Total current liabilities	8,637,501	957,915	—		9,595,416
Convertible notes	2,816,000	—	—		2,816,000
Discount on warrants	(2,393,052)	—	—		(2,393,052)

STOCKHOLDERS’ EQUITY
Capital stock	985,927	1,317,013	(1,317,013	)(1)	995,711
			9,784	(1)
Additional paid-in capital	81,942,502	—	2,379,816	(1)	84,322,318
Accumulated other comprehensive income	1,920	125	(125)		1,920
Accumulated deficit	(16,160,864)	(1,489,846)	1,489,846	(1)	(16,160,864)

Minority interest	(101,520)	—	—		(101,520)

Total stockholder’s equity (deficit)	66,667,965	(172,708)	2,562,308		69,057,565

Total liabilities and stockholders’ equity (deficit)	75,728,414	785,207	2,562,308		79,075,929

SUN NEW MEDIA INC.
NOTES TO THE UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006
1.	The acquisition of Lifestyle Magazines has been accounted for as a purchase acquisition. SNMD issued 978,406 shares for the acquisition of Lifestyle Magazines.

2.	Intangible assets represent 7 magazine titles and magazine archives in accordance with Statement of Financial Standards No. 141 (“SFAS 141”), Business Combinations.

SUN NEW MEDIA INC.
UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	(Audited)
		Lifestyle
	SNMD	Magazines
	Jun 6, 2005 to	Jan 1, 2005 to	Pro-forma
	Mar 31, 2006	Dec 31, 2005	Consolidated
		US$	US$
			(Note 1)

REVENUES	429,531	1,578,915	2,008,446
Cost of revenues	263,786	919,240	1,183,026

Gross Profit	165,745	659,675	825,420

OPERATING EXPENSES
General and administrative	1,146,785	823,190	1,969,975
Depreciation and amortization	6,767	12,716	19,483
Finders’ fee	55,000	—	55,000
Stock-based compensation	9,654,099	—	9,654,099
Consulting and professional fees	1,021,410	—	1,021,410
Impairment loss on marketable securities	1,456,221	—	1,456,221

Total operating expenses	13,340,282	835,906	14,176,188

Operating loss	(13,174,537)	(176,231)	(13,350,768)
Interest income	637	—	637
Interest expense, BCF	(2,676,441)	—	(2,676,441)
Interest expense, warrant valuation	(110,053)	—	(110,053)
Other income	37,590	10,561	48,151

Loss before income taxes	(15,922,804)	(165,670)	(16,088,474)
Income tax expenses	—	—	—

Net Loss	(15,922,804)	(165,670)	(16,088,474)

Loss per share:
Weighted average number of shares outstanding
Basic and diluted	55,596,172		55,596,172

Net loss per share of common stock
Basic and diluted	(0.29)		(0.29)

SUN NEW MEDIA INC.
NOTES TO THE PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
1.	No proforma adjustment is required.

(d)	Exhibits

Exhibit No.	Description

2.1
Sale and Purchase Agreement for the Acquisition of Lifestyle Magazines Publishing Ltd, dated February 14, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

2.2
Sale and Purchase Agreement for the Acquisition of China Sport TV Production Ltd, dated February 13, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

23.1	Consent of PKF

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao
Chief Financial Officer

Exhibit List

Exhibit No.	Description

2.1
Sale and Purchase Agreement for the Acquisition of Lifestyle Magazines Publishing Ltd, dated February 14, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

2.2
Sale and Purchase Agreement for the Acquisition of China Sport TV Production Ltd, dated February 13, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

23.1	Consent of PKF